Exhibit 32(ii)
                                                                  --------------

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Amendment No. 1 to Annual Report of Monroe Bancorp (the "Company") on Form 10-K/A for the year ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gordon M. Dyott, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


/s/ Gordon M. Dyott
--------------------------------------------------
Gordon M. Dyott
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)
April 16, 2009


The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350 and is not being filed for any other purpose.